UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Cleary, Gottieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual Report

June 30, 2011 (Unaudited)

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. A-Shares, which are listed in China, are available for acquisition by institutional investors including the Fund (indirectly). Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’), although in Asia it also uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.3 trillion as of June 30, 2011.

The Fund’s lead portfolio manager is Emerson Yip, Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jfchinaregion.com

2	JF CHINA REGION FUND, INC.	JUNE 30, 2011

HIGHLIGHTS (unaudited)

	JUNE 30, 2011 US$ (Unaudited)	DECEMBER 31, 2010 US$ (Audited)
Net Assets	$110.8 million	$112.2 million
Net Asset Value per Share	$17.18	$17.41

Market Data
Share Price on the New York Stock Exchange	$15.26	$15.79
Discount to Net Asset Value	11.2%	9.3%

Total Return for the Six Months Ended June 30, 2011
Net Asset Value		(1.3)%
Share Price		(3.3)%

JFC Benchmark Index*		(0.6)%
MSCI Hong Kong Index (Total)		(1.4)%
MSCI China Index (Total)		1.1%
MSCI Taiwan Index (Total)		(2.6)%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: MSCI Golden Dragon Index (Total). At June 30, 2011 the MSCI Golden Dragon Index (Total) comprised 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total).

Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.

**	Commencement of operations.

Source: J.P. Morgan Asset Management.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	3

CHAIRMAN‘S STATEMENT

JUNE 30, 2011

Dear fellow Stockholder,

Performance

With the exception of the MSCI China Index, the Greater China markets fell marginally in the six months to June 30, 2011, against a backdrop of macro headwinds including the political unrest in the Middle East, the devastating earthquake in Japan and the resurfacing of sovereign debt pressures in Europe. At a domestic level, inflationary concerns in China continued to persist alongside monetary tightening measures. On a more positive note, all three of the Greater China markets demonstrated robust domestic consumption growth throughout the period.

During the period, the Fund’s net asset value declined 1.3%, underperforming the benchmark, the MSCI Golden Dragon Index (total), which fell by 0.6%. The Fund’s share price fell 3.3%, reflecting a widening of the discount from 9.3% at December 30, 2010 to 11.2% at June 30, 2011. The Fund’s underperformance was largely attributable to stock selection effects in China and Hong Kong, whilst selections in Taiwan contributed positively to performance.

Leverage

At the Annual Stockholders’ Meeting held on May 12, 2011, stockholders voted in favour of an addition to the Fund’s Investment Policies to permit borrowed monies up to 20% of net assets (not including the amount borrowed) for investment purposes. Your Board is currently in the process of agreeing a credit facility for the Fund and expects to announce details of the facility in due course. Whilst discretion is with the Investment Advisor, your Board intends to monitor closely how the Fund’s leverage will be utilized and the investment results it delivers.

China A-Shares

As previously stated, your Board is seeking to increase its China A-Share exposure by approximately $20m, although the timing of this remains uncertain and is subject to market conditions and necessary regulatory approval. The Fund’s portfolio currently has an indirect 3.8% weighting in China A-Shares through the JF China Pioneer A Share Fund.

Outlook

Volatility will remain a key theme in the near to mid term. Despite macro and micro pressures, your Investment Advisor believes that valuations remain attractive in the Greater China region and domestic economic growth is expected to remain strong. Your Board remains confident in the long term growth prospects of the Greater China region and in the Investment Advisor’s ability to steer the Fund through these uncertain times.

Respectfully submitted

The Rt. Hon. The Earl of Cromer

Chairman

August 29, 2011

For more information please refer to the Fund’s website at www.jfchinaregion.com

4	JF CHINA REGION FUND, INC.	JUNE 30, 2011

INVESTMENT ADVISOR‘S REPORT

During the first half of 2011, the Fund achieved a total return on net assets of -1.3%, underperforming the benchmark return of -0.6% by 0.7%. The Fund’s underperformance was primarily attributable to stock selection in China and Hong Kong. The largest positive contributor to performance was stock selection in Taiwan, whilst the effects of country allocation were marginally negative.

China

Market Performance

During the first quarter of 2011, Chinese equities outperformed both Hong Kong and Taiwan in a quarter of volatile trading, with both the MSCI China Index and domestic A-Shares (CSI 300) edging upward (about 3% quarter on quarter). The nuclear concerns in Japan and the continuing uncertainty and conflict in the Middle East and North Africa were largely shrugged off, although investors showed a preference for developed markets where inflation was thought to be less of a threat to growth.

Chinese equities corrected in a second quarter of volatile trading while offshore-listed Chinese equities (MSCI China) and domestic A-Shares (CSI 300) posted a decline of 3.5% quarter on quarter and 5.5% quarter on quarter, respectively. A plethora of concerns dominated the headlines – the extent of the economic slowdown, the size of the local government debt problem and the continuous rise in inflation. The last month of the quarter weighed on Chinese equities as rumours of accounting irregularities and allegations of fraud in overseas-listed Chinese companies (particularly in North America) emerged. China’s recent macro data suggests a soft landing, with the government’s tightening measures being felt.

Market Outlook

While optimistic growth forecasts for the developed world need to be revised downwards due to the ongoing indebtedness of the public sector, we consider the probability of either a recession or financial crisis to be low. Despite the fact that fighting inflation remains China’s short-term priority, Chinese equities could remain volatile amid added uncertainty of external environments and policy noises. However, we think China is most likely at the later stage of its tightening cycle. Equity markets should re-focus on growth prospects when consumer price index (‘CPI’) pressures alleviate in the third quarter. As a result, we believe we may have seen the worst in terms of economic and stock market performance and are beginning to increase positions in cyclical China.

Hong Kong

Market Performance

Hong Kong equities underperformed the Chinese and regional markets in the first quarter of 2011. Part of the underperformance was driven by the continuing trend of fund flows from emerging to developed markets. Government measures announced in 2010 had little impact on rising property price trends, with prices up over 10% since November 2010. The government also bowed to public pressure by giving out HKD 6,000 (USD 774) to every citizen in cash, even as inflationary concerns remained. Corporate earnings results were generally strong, especially for those companies geared towards the domestic and Chinese economies.

Hong Kong equities were on a downward trend for the second quarter of 2011, weighed down by global and China concerns. On the global front, concerns over the weakening economic recovery and the European fiscal debt crisis predominated. In China, the concern was centered over inflationary pressures leading to an economic hard landing. Liquidity in Hong Kong continued to tighten as we saw continued rapid growth in conversion to off-shore renminbi deposits, which accounted for 9% of total system deposits. The government introduced further

JUNE 30, 2011	JF CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR‘S REPORT (continued)

property measures including lowering borrowing amounts for mid-priced properties. Inflation continued to accelerate with headline inflation reaching 5.2% in May, the highest level in three years.

Outlook

The underlying global macro and China issues continue to weigh on the Hong Kong market. However, we believe that inflationary pressure in China should abate during the second half of the year, allowing the policymakers to shift to a neutral or perhaps even loosening stance, which is the key to spurring a sustainable stock market rally. The residential property market now faces the dual headwind of government measures, including potential further supply additions, coupled with rising mortgage rates. However, the commercial market remains robust so long as office and retail growth can be maintained. Despite rising mortgage rates, Hong Kong banks continue to face difficulties in expanding their net interest margins given rising funding costs and the duration of their loan book which delays the pace of re-pricing. The portfolio is currently underweight Hong Kong equities.

Taiwan

Market Performance

Driven by strong foreign buying and despite concerns that a rising Taiwan dollar could impact technology margins, the Taiwan market had a good start to the year, but the trend reversed from mid February. Initially, there was optimism on global demand for technology and the positive spill-over effect from the Economic Cooperation Framework Agreement, a free trade agreement with China. However, the strong inflows to Taiwan reversed after the

Chinese New Year as liquidity retreated out of emerging markets and into developed markets. The sharp rise in oil prices on the back of unrest in Middle East and North Africa raised inflationary fears. Technology and auto stocks underperformed in the first quarter of 2011 on concerns over disruption in component supply from Japan post the earthquake. On the other hand, commodity stocks continued to be strong as key beneficiaries from the supply disruption.

In the second quarter of 2011, the Taiwan markets rebounded strongly after supply disruptions, post the Japan earthquake, were resolved faster than expected. However, rising risk from Euroland debt and weak sentiment for technology stocks dragged the index down in June. Non-technology stocks are seen as safer haven especially with increasing numbers of Chinese tourists visiting Taiwan which fuel positive sentiment on consumer and retail sectors.

Taiwan Outlook

While data points on technology demand for the second half of 2011 look soft, a lot of negatives are already discounted as earnings downgrades for the market are well-advanced. Potential rush orders and restocking in technology could be possible as companies are already geared for a slower second half of 2011. The market could also benefit from more cross-Strait events and any move by China to stop tightening over the next few months as inflation peaks, could act as another positive catalyst for Taiwan equities.

Emerson Yip

JF International Management, Inc

August 29, 2011

6	JF CHINA REGION FUND, INC.	JUNE 30, 2011

TOP TEN HOLDINGS

AT JUNE 30, 2011 (Unaudited)

% OF NET ASSETS
China Construction Bank Corp. ‘H’	5.3
Provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.

CNOOC, Ltd.	4.5
Through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.

Industrial & Commercial Bank of China ‘H’	4.2
Provides a broad range of personal and corporate commercial banking services all over China. The Bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.

JF China Pioneer A-Share Fund[1]	3.8
A J.P. Morgan managed open-end unit trust incorporated in Hong Kong. The Fund’s objective is to achieve long-term capital growth by investing primarily in mainland China securities, including but not limited to A-Shares. The Fund may invest in derivatives such as forward contracts, options, warrants and futures for investment and hedging purposes.

Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’)	3.8
Manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

Tencent Holdings, Ltd.	2.9
Provides internet, mobile, and telecommunication value-added services in China. The Company has an instant messaging community in China. Tencent also provides online advertising services.

Cheung Kong Holdings Ltd.	2.9
Through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels, and invests in securities.

Ping An Insurance Group Co. of China Ltd., ‘H’	2.3
Provides a variety of insurance services in China. The Company writes property, casualty, and life insurance. Ping An Insurance also offers financial services.

Formosa Chemicals & Fibre Corp.	2.2
Manufactures and markets petrochemical products, nylon fiber, and rayon staple fiber. Formosa sells its products in Taiwan and exports to Asia.

Hang Lung Properties Ltd.	2.0
Through its subsidiaries, invests in, develops, and manages properties. The Company also manages parking lots.

[1]	No Advisor’s fee is levied on this investment. Please refer to note 4.i on page 17 for further information.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	7

INVESTMENT PORTFOLIO

AT JUNE 30, 2011 (Unaudited)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK (unless otherwise noted)
CHINA (36.6%)
Auto Components (0.5%)
Changfeng Axle (China) Co., Ltd. (a)	1,344,000	497,413

Commercial Banks (10.2%)
China Citic Bank Corp. Ltd., ‘H’ (a)	1,263,000	787,174
China Construction Bank Corp., ‘H’	7,056,330	5,848,764
Industrial & Commercial Bank of China, ‘H’	6,089,930	4,625,144

		11,261,082

Construction Materials (2.3%)
Asia Cement China Holdings Corp.	626,500	491,107
China National Building Material Co., Ltd., ‘H’	1,066,000	2,090,438

		2,581,545

Containers & Packaging (0.6%)
Greatview Aseptic Packaging Co., Ltd. (a)	1,089,000	657,736

Diversified Telecommunication Services (0.6%)
China Telecom Corp. Ltd., ‘H’	980,000	634,720

Energy Equipment & Services (0.9%)
China Oilfield Services Ltd., ‘H’	560,000	1,019,006

Food & Staples Retailing (1.0%)
Beijing Jingkelong Co., Ltd., ‘H’	248,000	321,883
Lianhua Supermarket Holdings Co., Ltd., ‘H’	360,000	823,471

		1,145,354

Food Products (2.0%)
China Yurun Food Group Ltd.	392,000	1,103,203
Want Want China Holdings Ltd.	1,190,000	1,154,568

		2,257,771

Health Care Equipment & Supplies (0.4%)
Microport Scientific Corp.	652,000	419,769

Insurance (3.1%)
China Life Insurance Co., Ltd., ‘H’	75,000	256,371
PICC Property & Casualty Co., Ltd., ‘H’ (a)	352,000	598,902
Ping An Insurance Group Co. of China Ltd., ‘H’	245,500	2,534,912

		3,390,185

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Internet Software & Services (2.9%)
Tencent Holdings Ltd.	119,400	3,240,588

Machinery (1.6%)
International Mining Machinery Holdings Ltd.	1,013,500	972,904
Sany Heavy Equipment International Holdings Co., Ltd.	708,000	807,926

		1,780,830

Metals & Mining (1.3%)
Aluminum Corp. of China Ltd., ‘H’	466,000	392,840
Hidili Industry International Development Ltd.	1,224,000	1,058,576

		1,451,416

Multiline Retail (2.9%)
Intime Department Store Group Co., Ltd.	783,000	1,330,205
Maoye International Holdings Ltd.	694,000	346,032
Parkson Retail Group Ltd.	507,000	741,440
Springland International Holdings Ltd.	991,000	823,955

		3,241,632

Oil, Gas & Consumable Fuels (2.9%)
China Petroleum & Chemical Corp., ‘H’	1,484,000	1,493,211
Yanzhou Coal Mining Co., Ltd., ‘H’	442,000	1,681,278

		3,174,489

Pharmaceuticals (0.9%)
China Shineway Pharmaceutical Group Ltd.	254,000	503,319
Sihuan Pharmaceutical Holdings Group Ltd. (a)	1,007,000	474,921

		978,240

Real Estate Management & Development (2.5%)
Agile Property Holdings Ltd.	502,000	777,995
China Merchants Property Development Co., Ltd., ‘B’	372,934	611,037
China Vanke Co., Ltd., ‘B’	1,037,386	1,397,099

		2,786,131

TOTAL CHINA		40,517,907

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8	JF CHINA REGION FUND, INC.	JUNE 30, 2011

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
HONG KONG (28.8%)
Auto Components (0.7%)
Minth Group Ltd.	490,000	792,141

Capital Markets (0.3%)
Guotai Junan International Holdings Ltd.	782,000	329,614

Commercial Banks (2.9%)
BOC Hong Kong Holdings Ltd.	529,500	1,537,800
Chong Hing Bank Ltd.	176,000	397,610
Dah Sing Financial Holdings Ltd.	120,900	616,020
Wing Hang Bank Ltd.	59,082	646,496

		3,197,926

Consumer Finance (0.4%)
Public Financial Holdings Ltd.	738,000	455,222

Containers & Packaging (0.9%)
AMVIG Holdings Ltd.	1,404,000	1,055,476

Distributors (1.2%)
Dah Chong Hong Holdings Ltd.	1,109,000	1,322,528

Electric Utilities (0.9%)
Power Assets Holdings Ltd.	139,000	1,052,097

Gas Utilities (1.1%)
China Resources Gas Group Ltd.	862,000	1,205,207

Hotels, Restaurants & Leisure (0.7%)
REXLot Holdings Ltd.	7,650,000	737,307

Household Durables (0.7%)
Techtronic Industries Co.	610,500	728,831

Industrial Conglomerates (2.3%)
Jardine Matheson Holdings Ltd.	27,828	1,595,658
Shun Tak Holdings Ltd.	1,544,000	936,515

		2,532,173

Machinery (0.5%)
EVA Precision Industrial Holdings Ltd.	1,838,000	562,144

Oil, Gas & Consumable Fuels (4.5%)
CNOOC Ltd.	2,149,000	5,015,079

Personal Products (0.5%)
Real Nutriceutical Group Ltd.	802,000	526,648

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Real Estate Management & Development (9.0%)
Cheung Kong Holdings Ltd.	221,000	3,231,916
China Resources Land Ltd.	606,000	1,096,480
Hang Lung Properties Ltd.	527,000	2,160,363
Kerry Properties Ltd.	227,000	1,093,913
Midland Holdings Ltd.	518,000	302,877
Wharf Holdings Ltd.	301,400	2,093,459

		9,979,008

Specialty Retail (0.7%)
Hengdeli Holdings Ltd.	1,484,000	783,793

Wireless Telecommunication Services (1.5%)
China Mobile Ltd.	181,500	1,679,325

TOTAL HONG KONG		31,954,519

MACAU (1.2%)
Hotels, Restaurants & Leisure (1.2%)
Sands China Ltd. (a)	491,600	1,326,651

TAIWAN (28.8%)
Airlines (0.4%)
Eva Airways Corp. (a)	447,000	455,972

Capital Markets (0.9%)
Polaris Securities Co., Ltd.	1,384,000	1,014,264

Chemicals (4.1%)
China Petrochemical Development Corp. (a)	489,000	558,400
Formosa Chemicals & Fibre Corp.	645,000	2,402,737
Formosa Plastics Corp.	430,000	1,549,428

		4,510,565

Commercial Banks (3.2%)
E.Sun Financial Holding Co., Ltd.	1,241,000	881,383
Mega Financial Holding Co., Ltd.	1,596,000	1,394,663
Taishin Financial Holding Co., Ltd. (a)	2,066,031	1,226,376

		3,502,422

Communications Equipment (0.8%)
HTC Corp.	25,000	840,775

Computers & Peripherals (1.3%)
Catcher Technology Co., Ltd.	58,000	365,485
Foxconn Technology Co., Ltd.	269,000	1,114,453

		1,479,938

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	9

INVESTMENT PORTFOLIO

AT JUNE 30, 2010 (Unaudited) (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
Construction Materials (1.2%)
Asia Cement Corp.	317,000	452,486
Taiwan Cement Corp.	618,947	922,274

		1,374,760

Diversified Financial Services (1.7%)
Fubon Financial Holding Co., Ltd.	1,255,186	1,929,307

Electronic Equipment, Instruments & Components (5.0%)
Cheng Uei Precision Industry Co., Ltd.	246,000	642,331
Hon Hai Precision Industry Co., Ltd.	540,201	1,852,483
Largan Precision Co., Ltd.	27,700	887,218
TPK Holding Co., Ltd. (a)	41,000	1,248,978
Unimicron Technology Corp.	518,000	921,538

		5,552,548

Food & Staples Retailing (1.0%)
President Chain Store Corp.	181,000	1,046,042

Real Estate Management & Development (1.6%)
Huaku Development Co., Ltd.	599,805	1,783,325

Semiconductors & Semiconductor Equipment (7.3%)
Advanced Semiconductor Engineering, Inc.	1,833,030	2,010,216
Kinsus Interconnect Technology Corp.	190,000	773,931
Powertech Technology, Inc.	333,000	1,117,594
Taiwan Semiconductor Manufacturing Co., Ltd.	1,664,057	4,182,809

		8,084,550

Textiles, Apparel & Luxury Goods (0.3%)
Pou Chen Corp.	351,000	323,829

TOTAL TAIWAN		31,898,297

INVESTMENT COMPANY HONG KONG (3.8%)
JF China Pioneer A-Share Fund (a)	150,387	4,209,334

DESCRIPTION	NUMBER OF RIGHTS	MARKET VALUE (IN US$)
RIGHTS
CHINA (0.0%) (g)
Commercial Banks — 0.0% (g)
China Citic Bank Corp. Ltd., ‘H’, expiring 07/25/11 (a)	252,600	27,267

TOTAL INVESTMENTS (99.2% of Net Assets) (Cost $89,470,268)		109,933,975

Other assets in excess of liabilities (0.8% of Net Assets)		844,792

NET ASSETS (100.0%)		110,778,767

As of June 30, 2011 aggregate cost for the Federal income tax purposes was $89,470,268. The aggregate unrealized gain for all securities is as follows
Excess of market value over cost	23,324,876
Excess of cost over market value	(2,861,169)

Net unrealized gain	20,463,707

NOTES TO PORTFOLIO INVESTMENTS:

(a)	Non-income producing security.

(g)	Amount rounds to less than 0.1%.

B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.

H	Chinese security traded on Hong Kong Stock Exchange.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10	JF CHINA REGION FUND, INC.	JUNE 30, 2011

STATEMENT OF ASSETS AND LIABILITIES

AT JUNE 30, 2011 (Unaudited)

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $85,220,610)	105,724,641
Investments in affiliates, at value (cost $4,249,658)	4,209,334
Cash (including foreign currencies with a cost of $905,653 and value of $908,671)	1,069,102
Dividends receivable	697,988

Total Assets	111,701,065

LIABILITIES:
Payables
Payable for securities purchased	290,574
Accrued liabilities
Investment advisory fees	167,513
Directors’ fees and expenses	135,546
Custodian and accounting fees	104,538
Administration fees	70,230
Deferred China capital gains tax	36,500
Other	117,397

Total Liabilities	922,298

Net Assets	110,778,767

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	986,052
Accumulated realized loss on investments and foreign currency transactions	(9,710,850)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	20,444,944

Net Assets	110,778,767

Net Asset Value Per Share ($110,778,767 ÷ 6,447,637)	17.18

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $127,037)	1,701,250

Total Investment Income	1,701,250

EXPENSES:
Investment advisory fees	539,195 *
Directors’ fees and expenses	190,061
Custodian and accounting fees	121,600
Administration fees	43,391
Insurance fees	22,149
Shareholder service fees	12,237
Shareholder report fees	17,577
Audit fees	30,745
Legal fees	73,486
NYSE listing fee	12,339

Total Expenses	1,062,780

Net Investment Income	638,470

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates (net of China capital gains tax provision of $3 on realized gain)	3,266,302
Foreign currency transactions	(4,671)

Net realized gain	3,261,631

Net change in unrealized appreciation/depreciation
Investments in non-affiliates (net of China capital gains tax provision of $5,140 on unrealized appreciation)	(5,203,733)
Investments in affiliates	(170,870)
Foreign currency translations	4,479

Change in net unrealized appreciation/depreciation	(5,370,124)

Net realized and unrealized gain on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(2,108,493)

Net increase in net assets resulting from operations	(1,470,023)

*	No Advisor’s fee is levied on the Fund’s holding in the JF China Pioneer A-Share Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12	JF CHINA REGION FUND, INC.	JUNE 30, 2011

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Six Months Ended June 30, 2011 (Unaudited) (in US$)	Year Ended December 31, 2010 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	638,470	310,011
Net realized gain (loss) on investment transactions	3,261,631	7,688,187
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(5,370,124)	5,919,736

Net increase (decrease) in net assets resulting from operations	(1,470,023)	13,917,934

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	—	(126,374)

Total distributions to shareholders	—	(126,374)

Total increase (decrease) in net assets	(1,470,023)	13,791,560

NET ASSETS:
Beginning of period	112,248,790	98,457,230

End of period (including undistributed net investment income of $986,052 and $347,582, respectively)	110,778,767	112,248,790

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For the Six Months Ended June 30, 2011 (Unaudited) (in US$)	For the Year Ended December 31, 2010 (in US$)	For the Year Ended December 31, 2009 (in US$)	For the Year Ended December 31, 2008 (in US$)	For the Year Ended December 31, 2007 (in US$)	For the Year Ended December 31, 2006 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	17.41	15.27	9.50	30.24	22.82	16.04

Net investment income	0.10	0.05	0.02	0.32	0.11	0.07
Net realized and unrealized gain (loss)	(0.33)	2.11	5.81	(16.36)	12.54	6.80

Total from investment operations	(0.23)	2.16	5.83	(16.04)	12.65	6.87

Dividends from net investment income	—	(0.02)	(0.06)	(0.01)	(1.25)	(0.09)

Distributions from net realized gains	—	—	—	(4.69)	(3.98)	—

Total distributions	0.00	(0.02)	(0.06)	(4.70)	(5.23)	(0.09)

Net asset value, end of period	17.18	17.41	15.27	9.50	30.24	22.82

Market value, end of period	15.26	15.79	13.78	8.77	25.47	22.80

Total Investment Return
Per Share market value *	(3.3%)	14.7%	57.8%	(45.6%)	35.0%	67.1%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	110,778,767	112,248,790	98,457,230	61,256,551	138,632,521	104,623,906
Ratios of total expenses to average net assets	1.91%	1.99%	2.12%	1.92%	1.54%	1.95%
Ratios of net investment income to average net assets	1.15%	0.32%	0.19%	0.98%	0.39%	0.36%
Portfolio turnover rate	31.4%	76.1%	101.0%	114.8%	118.8%	192.4%
Number of shares outstanding at end of period (in thousands)	6,448	6,448	6,448	6,448	4,585	4,585

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JF CHINA REGION FUND, INC.	JUNE 30, 2011

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2011 (Unaudited)

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share, with the exception of the JF China Pioneer A-Share Fund, which is valued at the current day’s closing bid price.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	15

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2011 (Unaudited) (continued)

The following table represents each valuation input by sector as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$109,906,708	$27,267	$—	$109,933,975

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Investment Portfolio. Level 2 consists of rights. Please refer to the Investment Portfolio for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when a Fund first learns of the dividend.

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

16	JF CHINA REGION FUND, INC.	JUNE 30, 2011

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2011 (Unaudited) (continued)

3. Investment Transactions

During the six months ended June 30, 2011, the Fund made purchases of $35,151,801 and sales of $35,249,255 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Advisor or its affiliates charges a management fee are excluded from the calculation. The Investment Advisor has agreed to waive its entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

ii) During the six months ended June 30, 2011, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Investor Services, Co. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Fund. The Fund pays an annual administration fee of $87,500 in respect of tax, compliance, financial reporting and regulatory services.

JPMorgan Chase Bank, N.A. (‘JPMCB’), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee computed daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $35,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $22,000, the Audit Committee Chairman $26,000 and the Chairman $32,000 plus a $3,000 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

5. Capital Share Transactions

On September 9, 2010, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i) Share Repurchase Program — The Fund was authorized to repurchase up to 644,764 shares (10% of its then issued and outstanding shares) in the open market through September 15, 2011. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not repurchase any shares under the share repurchase program.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	17

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2011 (Unaudited) (continued)

6. Risks and Uncertainties

i) China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (“China”), Hong Kong, Taiwan and Macau; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At June 30, 2011, the Fund had 36.6%, 32.6%, 28.8% and 1.2%, based on total net assets, of its total investments invested in China, Hong Kong, Taiwan and Macau, respectively.

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

18	JF CHINA REGION FUND, INC.	JUNE 30, 2011

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

The Fund held its annual stockholders’ meeting on May 12, 2011. At this meeting, stockholders elected Julian M.I. Reid to the Fund’s Board of Directors and approved an amendment to the Fund’s investment policies, the results of which are set out below.

I) Election of Directors

Nominees	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Julian M.I. Reid	4,111,373	0	70,436	2,265,828	6,447,637

II) Amendments to the Fund’s Investment Policies

	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Amendments to the Fund’s Investment Policies	3,987,173	171,388	23,248	2,265,828	6,447,637

OTHER INFORMATION

Fundamental Investment Restriction on Borrowing

On May 12, 2011, shareholders of the Fund approved a change to the Fund’s fundamental investment restrictions to permit, inter alia, the Fund to borrow up to 20% of its net assets for investment purposes.

This change is intended to give the Investment Advisor flexibility to take advantage of additional investment opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. If the Fund borrows money, it may be exposed to additional risks. If the return on securities purchased with borrowed funds is less than the borrowing costs of those funds, then the use of borrowing will detract from Fund performance. In particular, borrowing will magnify losses in times of negative performance. Nonetheless, the Investment Advisor may maintain leverage if it expects that the long-term benefits to investors of maintaining leverage outweigh any current reduced return. Borrowing may also increase the Fund’s interest and other expenses. Finally, the use of borrowing would subject the Fund to additional restrictions imposed by lenders and the Investment Company Act of 1940 on the Fund’s investments.

The Investment Advisor will utilize borrowed monies at its discretion and under the close supervision of the Board. The Investment Advisor has agreed to waive its entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

The entire text of the Fund’s fundamental investment restriction on borrowing is as follows:

“Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause shall not exceed 20% on the net assets of the Fund. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.”

JUNE 30, 2011	JF CHINA REGION FUND, INC.	19

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING (continued)

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3477; and (2) as an exhibit to the Fund’s annual report on Form

N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2011.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of June 9, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

20	JF CHINA REGION FUND, INC.	JUNE 30, 2011

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2012; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2013; Director since 1994.	Director of Citic Pacific Limited (infrastructure), Cosco International Holdings Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2011; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	See Principal Occupation.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	21

FUND MANAGEMENT

(continued)

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Interested Director & President of the Fund

John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2013; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board.	1	See Principal Occupation.

Simon J Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class I Director and President	Term as Director ends in 2012; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management.	1	None.

*	The Fund is the only fund in the Fund Complex.

22	JF CHINA REGION FUND, INC.	JUNE 30, 2011

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Michael J. James (May 11, 1967) 8 Connaught Road Central/Hong Kong Treasurer	Since 2006**	Treasurer of the Fund; Vice President, J.P. Morgan Asset Management.

Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.

Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong Chief Compliance Officer	Since 2004**	Chief Compliance Officer of the Fund; Managing Director, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

JUNE 30, 2011	JF CHINA REGION FUND, INC.	23

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 43010

Providence, RI 02940-3010

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

24	JF CHINA REGION FUND, INC.	JUNE 30, 2011

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board

Simon J. Crinage — Director and President Alexander R. Hamilton — Director

Julian M. I. Reid — Director

John R. Rettberg — Director

Michael J. James — Treasurer

Christopher D. Legg — Secretary Muriel Y.K. Sung — Chief Compliance Officer

Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	J.P. Morgan Investor Services, Co. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Dechert LLP New York: 1095 Avenue of the Americas New York, New York 10036 U.S.A.

Hong Kong: 27/F Henley Building 5 Queens Road Central Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

JUNE 30, 2011	JF CHINA REGION FUND, INC.	25

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2011 All rights reserved. June 30.

ITEM 2.	CODE OF ETHICS.

Not required for this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable to the Fund.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable to a semiannual report.
(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form N-CSR.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not required for this filing.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not required for this filing.

(a)(4) Not required for this filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/
Simon Crinage
President and Principal Executive Officer
September 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
Simon Crinage
President and Principal Executive Officer
September 5, 2011

By:	/s/
Michael J. James
Treasurer and Principal Financial Officer
September 5, 2011